CONTEXT CAPITAL FUNDS (THE "TRUST")

Supplement dated September 17, 2015 to the Prospectus dated May 1, 2015 as supplemented May 18, 2015, May 29, 2015, and June 22, 2015

The sub-section entitled “Portfolio Managers” within the section entitled “Management” on Page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers.

The Fund is managed on a day-to-day basis by Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala, who are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Alexandridis, Ho, Horowitz and Kadiyala have served as the Portfolio Managers of the Fund since it commenced operations in 2014.

The section entitled “Portfolio Mangers” beginning on Page 26 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Context Macro Opportunities Fund

The Fund is managed by Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

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Mark G. Alexandridis has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for the Fund’s overall strategy, overseeing all investments and capital allocation across asset classes. Mr. Alexandridis will continue to focus on corporate credit-related assets. Mr. Alexandridis currently serves as Chief Investment Officer  of Asset Management at the Subadviser. Mr. Alexandridis has been at the Subadviser for ten years.

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David Ho has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for U.S. rates and municipal asset classes. He currently serves as Managing Director of Asset Management at the Subadviser. Mr. Ho has been at the Subadviser for ten years.

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Mattan Horowitz has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for mortgage asset classes. He currently serves as Vice President of Asset Management at the Subadviser. Prior to joining the Subadviser in July 2014. Mr. Horowitz worked as a Senior Trader and Vice President at BNP Paribas from June 2010-May 2014. From July 2009-May 2010, Mr. Horowitz worked as a Quantitative Analyst at Credit Suisse.

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Prasad Kadiyala has been a portfolio manager of the Fund since its inception in 2014. He is primarily responsible for corporate credit and derivatives strategies. He currently serves as Managing Director of Asset Management at the Subadviser. Mr. Kadiyala has been at the Subadviser for nine years.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

The first paragraph within the section entitled “CONTEXT MACRO OPPORTUNITIES FUND - SUBADVISER RELATED PERFORMANCE” on Page 28 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The following tables show the performance of a similarly managed account by the Subadviser in this strategy. The similarly managed account had assets of $136 million as of December 31, 2014. The investment objective, strategies and policies of the similarly managed account are substantially similar to those of the Context Macro Opportunities Fund, and the portfolio management team of the Context Macro Opportunities Fund includes four of the five members of the portfolio management team of the similarly managed account.

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For more information, please contact a Fund customer service representative toll free at 855-612-2257.

PLEASE RETAIN FOR FUTURE REFERENCE.

CONTEXT CAPITAL FUNDS (THE "TRUST")

Supplement dated September 17, 2015 to the
Statement of Additional Information (“SAI”) dated May 1, 2015 as supplemented May 18, 2015, May 29, 2015, July 9, 2015, and July 29, 2015

The sections entitled “Ownership of Advisers and Subadvisers” and “Information Concerning Accounts Managed by Portfolio Managers” on Page 47 of the Statement of Additional Information are hereby deleted in their entirety and replaced with the following:

Ownership of Advisers and Subadvisers. The following persons/entities control the Adviser and the Subadviser through equity interests.

Advisers	Controlling Persons/Entities
Context Advisers II, L.P.	Context Asset Management, L.P.

Subadvisers	Controlling Persons/Entities
First Principles Capital Management, LLC	American International Group, Inc. (“AIG”)

Information Concerning Accounts Managed by Portfolio Managers. The portfolio managers for Context Macro Opportunities Fund are Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala. Mr. Alexandridis manages another registered investment company, which has no performance based fee. Each portfolio manager also manages certain separately managed accounts (“SMAs”) and/or pooled investment vehicles. The list below provides information regarding other accounts managed by the portfolio managers as of December 31, 2014:

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Mr. Ho manages nine SMAs having assets of approximately $9 million. Of those, none has an advisory fee that is performance based. Additionally as part of a larger team, Mr. Ho manages one pooled investment vehicle having assets of approximately $3,700 million. This pooled investment vehicle has an advisory fee that is performance based.

•	Mr, Ho together with another manager manage four SMAs having assets of approximately $3,400 million. Of those, none has an advisory fee that is performance based.

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Messrs. Alexandridis, Ho, Horowitz and Kadiyala together with a fifth manager manage 32 SMAs and one pooled investment vehicle having assets of approximately $1,850 million. Of those, no SMAs has an advisory fee that is performance based and one pooled investment vehicle $350 million has an advisory fee that is performance based.

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Messrs. Alexandridis and Kadiyala together manage four SMAs having assets of approximately $300 million and two pooled vehicles having assets of approximately $800 million. Of those, no SMA or pooled has an advisory fee that is performance based.

The following is added as the last sentence of the section entitled “Information Concerning Compensation of Portfolio Managers” on Page 48 of the Statement of Additional Information:

FPCM is owned and controlled by AIG. The portfolio managers are employees of FPCM with employment contracts that provide for both short-term and long-term performance compensation linked to the business of both FPCM and AIG.

The section entitled “Portfolio Manager Ownership in the Fund” on Page 48 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2014
Context Macro Opportunities Fund
Mark G. Alexandridis	None
David Ho	None
Mattan Horowitz	None
Prasad Kadiyala	None

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For more information, please contact a Fund customer service representative toll free at 855-612-2257.

PLEASE RETAIN FOR FUTURE REFERENCE.